CHAPEAU, INC.

COMMON STOCK PURCHASE AGREEMENT

This Common Stock Purchase Agreement (“Agreement”) is effective as of August 22, 2008 (“Effective Date”), by and between Chapeau, Inc., a Utah corporation doing business as BluePoint Energy (the “Company”), and Gordon V. and Helen C. Smith Foundation, a Delaware charitable foundation (“Purchaser”).

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.         Purchase and Sale of Common Stock; Closing.

(a)           Subject to the terms and conditions of this Agreement, the Company hereby agrees to issue and sell to Purchaser and Purchaser hereby agrees to purchase from the Company upon the execution of this Agreement Two Million Five Hundred Sixty-Five Thousand Eight Hundred Eighty (2,565,880) shares of its common stock, par value $0.001 per share (the “Initial Shares”) for a purchase price of $0.3605 per share, in consideration of payment of Nine Hundred Twenty-Five Thousand Dollars ($925,000.00) (the “Purchase Price”).  The Purchase Price per share is equal to 70% of the average closing price of the Company’s common stock for the four trading days including and immediately preceding the Effective Date.

(b)           The closing of the purchase and sale of the Initial Shares shall occur at the offices of the Company at noon Pacific Time, on the date first written above (the “Initial Closing”)  At the Initial Closing, subject to the terms and conditions hereof, the Company will instruct its transfer agent to issue to Purchaser the Initial Shares, against payment of the Purchase Price therefore by check or wire transfer made payable to the order of the Company.

(c)           Following the Effective Date, the Company intends to offer to certain existing shareholders of the Company the opportunity to purchase on or before the Subsequent Closing (defined below) up to Two Million Five Hundred Sixty-Five Thousand Eight Hundred Eighty (2,565,880) shares of its common stock, par value $0.001 per share (the “Subsequent Closing Shares”) for a purchase price of $0.3605 per share, in consideration of payment of up to Nine Hundred Twenty-Five Thousand Dollars ($925,000.00) (the “Subsequent Closing Purchase Price”).  In the event such offerees indicate an intent to acquire none of the Subsequent Closing Shares or less than all of the Subsequent Closing Shares (such difference herein called the “Remaining Shares” and with the “Initial Shares”, the “Shares”), then the Company shall sell and the Purchaser shall purchase the Remaining Shares at the Subsequent Closing. The closing of the purchase and sale of the Remaining Shares shall occur at the offices of the Company at 10:00 a.m. Pacific Time, on August 29, 2008 (the “Subsequent Closing”); provided, however, that the Company, in its sole and absolute discretion, may extend the date of the Subsequent Closing, but not to a date later than September 2, 2008.  At the Subsequent Closing, if any, subject to the terms and conditions hereof, the Company will instruct its transfer agent to issue to Purchaser the Remaining Shares against payment of the Subsequent Closing Purchase Price therefore by check or wire transfer made payable to the order of the Company

2.         Restriction Against Transfer.  Purchaser agrees that it will not transfer, assign, hypothecate, or in any way dispose of any of the Shares, or any right or interest therein, whether voluntarily or by operation of law, or by gift or otherwise, without the prior written consent of the Company, except to the extent that a transfer is made in accordance with the terms of this Agreement.  In this regard, specific reference is made to Section 8 below.  Any purported transfer in violation of any provision of this Agreement shall be void and ineffectual, and shall not operate to transfer any interest or title to the purported transferee.

1 of 6

3.         Obligations of Subsequent Transferees.  On the occurrence of a transfer of any Shares pursuant to the terms of this Agreement, the transferee shall execute an agreement to be bound by the restrictions on transfer set forth in this Agreement.

4.         Notices.  All notices required or desired to be given pursuant to this Agreement shall be in writing and shall be personally served (including by commercial delivery or courier service) or given by mail or confirmed facsimile transmission.  Any notice given by mail shall be deemed to have been given and received when four (4) business days have elapsed from the time such notice was deposited in the United States mails, certified or registered and first-class postage prepaid, addressed, if intended to a party to this Agreement, at the address set forth below its signature or to such other address as such party may have designated by written notice to each of the other parties from time to time and any notice given by facsimile shall be deemed to have been on the business day when sent by confirmed facsimile if sent during normal business hours of the recipient, or if not, then on the next business day.

5.         Restriction on Certificates.  All certificates representing Shares subject to the provisions of this Agreement shall have endorsed thereon, among others, the following legends:

(a)           “THESE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF THE VARIOUS STATES, AND HAVE BEEN ISSUED AND SOLD PURSUANT TO AN EXEMPTION FROM THE ACT, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED BY THE HOLDER THEREOF AT ANY TIME, EXCEPT (1) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, FILED UNDER THE ACT COVERING THE SHARES, OR (2) UPON DELIVERY TO THE CORPORATION OF AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT THE SHARES MAY BE TRANSFERRED WITHOUT REGISTRATION”; and

(b)           Any other legend required to be placed thereon by state and federal securities authorities.

6.         Purchaser Representations and Warranties.  Purchaser acknowledges that the Shares have not been registered under the Securities Act of 1933, as amended, (the “Act”) in reliance upon certain exemptions from registration under the Act.  In this connection, Purchaser represents and warrants to the Company as follows and acknowledges that the Company shall rely on such representations and warranties for, amongst other things, determining the exemptions from registration under the Act available to it:

(a)           The President of Purchaser is Chairman of the Board of the Company and has been a director of the Company for more than three (3) years. Purchaser has the capacity to protect its own interests in connection with the transaction contemplated by this Agreement.

(b)           Purchaser is an “accredited investor” as defined in Regulation D promulgated under the Act.

(c)           Purchaser recognizes that an investment in the Company involves substantial risks.  Purchaser has taken full cognizance of and understands all of the risks related to the purchase of the Shares.  Purchaser acknowledges that it has considered and has, to the extent Purchaser believes such discussion necessary, discussed with Purchaser’s professional, legal, financial and tax advisers, the suitability of an investment in the Company for Purchaser’s particular financial and tax situation and has determined that the Shares are a suitable investment for him.

2 of 6

(d)           Purchaser acknowledges that it has had the opportunity to ask questions of, and receive answers from, representatives of the Company concerning the terms and conditions of this Agreement and Purchaser’s investment in the Company.  Any questions raised by Purchaser have been answered to the satisfaction of Purchaser.  The Company has made available to Purchaser all documents and information that Purchaser has requested relating to an investment in the Company.  The Purchaser has reviewed and is familiar with the Company’s periodic and current reports filed with the U.S. Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, including, but not limited to, the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2007 and the Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed since such date, and the risk factors set forth in such documents.

(e)           Purchaser is purchasing the Shares for its own account, for investment only, and not with a view to, or for resale in connection with, any distribution thereof.  Purchaser does not have any present intention of selling or otherwise transferring the Shares or any interest therein.  Purchaser acknowledges and agrees that the Shares may not be sold, transferred, pledged or otherwise disposed of without registration under the Act and applicable state securities laws or in accordance with applicable exemptions there from.  Purchaser acknowledges and agrees that it is familiar with Rule 144 as promulgated pursuant to the Act and has been advised that transferability of the Shares under Rule 144 is currently not available to Purchaser as a result of the Company’s previous status as a “shell company” and the Company has made no representation to Purchaser as to when Rule 144 may be made available to Purchaser.

(f)           Purchaser acknowledges that no representations or promises have been made concerning the marketability or value of the Shares.  The Company has not agreed with or represented to Purchaser that the Shares will be purchased or redeemed from Purchaser at any time in the future.  There have been no representations, promises or agreements that the Shares will be registered under the Act at any time in the future or otherwise qualified for sale under applicable securities laws.  Purchaser acknowledges that he may be required to bear the economic risk of an investment in the Company for an indefinite period of time.

(g)           Purchaser is duly formed, validly existing and in good standing as a charitable foundation under the laws of the State of Delaware.

(h)           Purchaser has the power and authority to make, deliver and perform its obligations under this Agreement and to purchase the Shares hereunder and has taken all necessary action to authorize the execution, delivery and performance of its obligations under this Agreement.  This Agreement has been duly executed and delivered on behalf of the Purchaser, and assuming due authorization, execution and delivery hereof by the Company, constitutes a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and general principles of equity.

(i)           The representations and warranties made by Purchaser herein are made by Purchaser with the intent that they be relied upon by the Company in determining the suitability of Purchaser as a purchaser of the Shares.  Purchaser undertakes to notify the Company immediately of any change in any representation, warranty or other information relating to Purchaser set forth herein or otherwise conveyed to the Company by the Purchaser.  Purchaser hereby agrees that such representations and warranties and any agreement, undertakings and acknowledgments herein shall survive the purchase and sale of the Shares, and Purchaser hereby agrees to indemnify the Company, each of its affiliates and each of its and their respective officers and directors and hold them harmless from and against any and all loss, damages, liability or expense, including costs and reasonable attorneys’ fees, which they may incur by reason of or in connection with any misrepresentation or breach of any representation, warranty or covenant of Purchaser set forth herein.

3 of 6

7.         Company Representations and Warranties.  The Company represents and warrants to the Purchaser as follows:

(a)           The Company is duly incorporated, validly existing and in good standing as a corporation under the laws of the State of Utah.

(b)           The authorized capital stock of the Company as of the date of the Company’s Quarterly Report on Form 10-QSB for the quarter ended March 31, 2008 consists of (i) 325,000,000 shares of common stock, of which there are currently 64,212,106 issued and outstanding, and (ii) 5,000,000 shares of preferred stock, par value $0.001 per share, of which none are currently issued and outstanding.  All issued shares of common tock are validly issued, fully paid and non-assessable.

(c)           The Company has the corporate power and authority to make, deliver and perform its obligations under this Agreement and to issue the Shares hereunder and has taken all necessary corporate action to authorize the execution, delivery and performance of its obligations under this Agreement.  This Agreement has been duly executed and delivered on behalf of the Company, and assuming due authorization, execution and delivery hereof by the Purchaser, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and general principles of equity.

(d)           Upon issuance, sale and delivery in accordance with the terms and conditions of this Agreement, the Shares will be free and clear of any and all liens, claims, options or rights to purchase, security interests, pledges, encumbrances or any other restrictions or rights of third parties, except for restrictions on transfer under the securities laws and as otherwise contained herein.

(e)           The Shares, when issued, sold and delivered to the Purchaser in accordance with the terms and conditions of this Agreement, will be fully paid, validly issued and non-assessable.

8.         Federal Law Restrictions on Transfer.  Without in any way limiting the representations set forth above or reducing any rights of the Company herein, Purchaser agrees not to make any disposition of all or any portion of the Shares unless and until:

(a)           There is then in effect a Registration Statement under the Act covering such proposed disposition and such disposition is made in accordance with said Registration Statement; or

(b)           Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and, if so requested by the Company, shall have furnished the Company with an opinion of counsel reasonably satisfactory to the Company to the effect that such disposition will not require registration of such shares under the Act and is otherwise exempt under the Act and any applicable “blue-sky” laws, and such opinion of counsel shall have been concurred in by counsel for the Company and the Company shall have advised Purchaser of such concurrence.

9.         Stop Transfer Instructions; Refusal to Transfer.  Purchaser agrees that in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, with respect to such certificates or instruments and, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.  The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

4 of 6

10.       Market Stand-Off.  In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Act, Purchaser agrees not to sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose of or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to the Shares without the prior written consent of the Company or its underwriters, for such period of time from and after the effective date of such registration statement as may be requested by the Company or such underwriters.

11.       THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTIONS 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE.  THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UNLESS THE SALE IS SO EXEMPT.

12.       Miscellaneous.

(a)           Further Assurances.  The parties agree to execute any additional instruments and to take any additional action as may reasonably be necessary to carry out the intent of this Agreement.

(b)           Successors and Assigns.  This Agreement shall inure to the benefit of the successors and assigns of the Company and be binding upon Purchaser, his heirs, executors, administrators, successors, and permitted assigns.

(c)           Entire Agreement; Amendment.  This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and thereof.  No amendment or variation of the terms of this Agreement, with or without consideration, shall be valid unless made in writing and signed by all of the parties to this Agreement at the time of such amendment.

(d)           Governing Law; Severability.  This Agreement shall be governed by and construed in accordance with the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely in California.  To the extent that any of the agreements set forth herein, or any word, phrase, clause, or sentence thereof shall be found to be illegal or unenforceable for any reason, such agreement, word, phrase, clause, or sentence shall be modified or, if necessary, deleted in such a manner so as to make the Agreement, as modified, legal and enforceable under applicable laws.

(e)           Counterparts.  This Agreement may be executed in counterparts, each of which when executed and delivered will be deemed to be an original but all of which taken together will constitute one and the same Agreement.

5 of 6

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

CHAPEAU, INC., a Utah corporation doing business as BluePoint Energy

By:	/s/ Steve Brandon
Name: Steve Brandon
Title: Interim Chief Executive Officer and President

Address:	1190 Suncast Lane, Suite 2
El Dorado Hills, CA 95762

Facsimile:	916-939-8705

GORDON V. AND HELEN C. SMITH FOUNDATION

By:	/s/ Gordon V. Smith
Name: Gordon V. Smith
Title: President

Address:	8716 Crider Brook Way
Potomac, MD 20854

Facsimile:

6 of 6